UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21889

Name of Fund: Access Capital Strategies Community Investment Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Address of Principal Executive Offices)

David F. Sand
419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (617) 236-7274

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 11/30/06

Item 1. Report to Stockholders

ACCESS CAPITAL STRATEGIES
COMMUNITY INVESTMENT FUND, INC.
Semi-Annual Report
November 30, 2006

Access Capital Strategies Community Investment Fund, Inc.
A Letter to Shareholders

January 29, 2007

Dear Shareholder:

The mission of the Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) is to provide a double bottom line return by investing in market rate debt securities (the first bottom line) that support community development activities serving low and moderate income individuals and communities (the second bottom line). These activities include investments in affordable housing, education, community health centers and small businesses.

The Fund only invests in securities having the highest credit rating or securities issued or guaranteed by the U.S. Government, government agencies, or government-sponsored enterprises (“GSEs”), such as Fannie Mae or Freddie Mac.

This report covers the six-month period from June 1 to November 30, 2006.

Portfolio Management Report

The Fund had a Net Asset Value of $9.60 per share as of November 30, 2006 and net assets were approximately $466 million. The closing NAV was the highest month end experienced in over a year. The Fund’s total return, net of all fees, for the six months was +5.99% which compares favorably to the Fund’s Benchmark (80% Merrill Lynch Mortgage Index & 20% Merrill Lynch U.S. Treasuries Index 1-10 years) which was +5.82% and the Lehman Brothers Aggregate Bond Index which was +5.93%. The average annual returns for the Fund, as of November 30, 2006, were 6.23%, 4.29% and 5.28% for the one-year, five-year and since inception periods, respectively. The average annual returns for the Fund, as of December 31, 2006, were 4.71%, 4.38% and 5.18% for the one-year, five-year and since inception periods, respectively.1

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end, please call 1-800-973-0073.

During the six-month period from June 1 to November 30, 2006, the U.S. Federal Reserve ended its three-year-old campaign of raising short term interest rates. The seventeenth quarter point increase since June 2004 occurred in June 2006 and since then the Fed has held steady. The market’s response has been an unusual, but not unprecedented, divergence in the direction of short and long term rates. In June of 2004, three-month Treasury bills yielded 1.2% and ten-year Treasury notes were at 4.6%. In November 2006, three-month bills had risen to 5.0% but the ten-year yield had actually declined to 4.5%. The dramatic flattening of the yield curve, which led to the curve becoming inverted in early 2006, impacted all capital markets investments including high credit quality mortgage and asset-backed securities that comprise most of the Fund’s holdings.

Shareholder Dividend Report

For the six-month period ended November 30, 2006 the Fund paid dividends of 22 cents per share. Since inception in June 1998, the Fund has paid a total of over $90 million in dividends to shareholders.2

Community Impact Report

As of November 30, 2006, the Fund had 132 shareholder accounts and a portfolio of community investments located in 45 states and territories. All of the Fund’s investments support affordable home ownership, affordable rental housing, small business, or other forms of community economic development.

Since inception, the Fund has purchased securities representing mortgages for over 8,000 low and moderate income homebuyers and project loans for over 4,400 affordable rental units. In addition, the Fund owns securities representing over 140 small business loans, over 10 other economic development loans and one first mortgage on a community health center serving a low and moderate income community.

Other Items

The Fund has been in continuous operation since June 1998, and Access Capital Strategies LLC, the Fund’s investment manager, is proud to have been managing the Fund since its inception. Pending some enhancement and reorganization matters, the Fund was closed to new investors for the entire six-month period covered in this report. We are very happy to report that the Securities and Exchange Commission declared the Fund’s registration statement of its shares effective in December 2006.

Some of the changes we have implemented during this period include:

•	Having previously been open only to qualified institutional investors, the Fund is now available to anyone, with a new, minimum initial investment of $25,000.
•
Merrill Lynch Investment Managers (“MLIM”) became the Fund sub-adviser in 2001 and served in that capacity through September 2006. In connection with the merger of MLIM and Blackrock, MLIM resigned as sub-adviser and we are pleased to welcome Voyageur Asset Management, Inc. (“Voyageur”) as their replacement. Subsequent to a vote by Fund shareholders, Voyageur became the Fund’s sub-adviser on October 2, 2006.

•	UMB Fund Services, Inc. has become the Fund’s new transfer agent, administrator, and distributor.

You can read more about the Fund in our revised prospectus which may be found on the SEC web site. We are also in the process of launching a new web site at www.communityinvestmentfund.com.

What has not changed is the Fund’s commitment and dedication to making market rate investments in community economic development securities in the United States.

We would like to thank all of you for your continued interest in and support of the Access Capital Strategies Community Investment Fund, Inc.

Sincerely yours,

Ronald A. Homer
Chairman

David F. Sand
CEO & Chief Investment Officer

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and subject to change.

1
The performance data contains the Fund’s restated historical performance record. The Fund currently is a registered closed-end interval investment company. Prior to May 30, 2006, the Fund was a business development company incepted on June 25, 1998. The restated performance data reflects the imposition of the same advisory fees and expenses that would have been applied if the Fund had been a closed-end interval fund since inception. The Fund’s registration statement became effective on December 29, 2006.

2
The dividend information provided relates to dividend payments received by owners of the Fund while it operated as a business development company for the six-month period ended November 30, 2006, and may not be indicative of future dividends of the Fund.

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2006 (Unaudited)

Face		Market
Amount	Mortgage-Backed Securities—101.9%	Value
Federal National Mortgage	15-Year Fixed Rate Single Family
Association (FNMA)—65.7%	Mortgage-Backed Securities:
$10,987,636	4.50%, 6/1/18—11/1/20	$10,772,227
7,483,272	5.00%, 12/1/17—2/1/21	7,464,984
1,137,320	5.50%, 3/1/16—7/1/19 (b)	1,151,037
66,978	7.00%, 1/1/15	69,300
	30-Year Fixed Rate Single Family
	Mortgage-Backed Securities:
15,174,953	4.50%, 5/1/33—8/1/35 (b)	14,549,530
114,664,759	5.00%, 7/1/32—3/1/36 (b)	112,779,161
67,012,250	5.50%, 9/1/32—6/1/36 (b)	67,245,042
31,624,479	6.00%, 7/1/29—9/1/36 (b)	32,172,308
10,674,223	6.50%, 3/1/31—8/1/34	11,007,036
416,928	7.00%, 12/1/29—10/1/30	433,272
28,906	7.25%, 12/1/29	30,148
380,053	7.50%, 12/1/29—1/1/31	398,908
198,104	8.00%, 2/1/30—4/1/30	210,317
	Total Single Family Mortgage-Backed Securities	258,283,270
	Multi Family Mortgage-Backed Securities:
1,189,121	4.60%, 6/1/13	1,164,942
959,235	4.66%, 10/1/13	951,638
482,442	4.78%, 5/1/14	477,326
981,689	4.89%, 6/1/15	975,433
9,860,419	4.90%, 9/1/15	9,844,890
957,318	4.93%, 10/1/12	955,053
2,437,276	5.22%, 6/1/20	2,456,476
1,913,458	5.23%, 4/1/21	1,957,142
4,932,935	5.37%, 11/1/21	5,068,378
1,035,598	5.41%, 2/1/21	1,066,705
2,491,442	5.43%, 5/1/21	2,577,913
749,239	5.51%, 11/1/21	772,217
3,830,488	5.60%, 5/1/23	3,999,498
861,446	5.79%, 12/1/15	909,904
3,935,695	6.03%, 6/1/16	4,100,106
4,184,827	6.04%, 6/1/16	4,382,397
269,357	6.345%, 12/1/16	289,793
1,172,935	6.38%, 5/1/11	1,236,328
1,230,138	6.50%, 5/1/17	1,302,728
799,480	6.53%, 6/1/16	838,743
641,392	6.70%, 6/1/19	694,347
274,106	6.85%, 8/1/09	283,648
595,971	7.58%, 5/1/18	692,155
698,568	7.97%, 9/1/17	814,600
	Total Multi Family Mortgage-Backed Securities	47,812,360
	Total Federal National Mortgage Association Securities	306,095,630
Federal Home Loan	15-Year Fixed Rate Single Family
Mortgage Corporation—28.7%	Mortgage-Backed Securities:
1,337,623	4.50%, 1/1/19—11/1/19	1,308,876
3,298,584	5.00%, 11/1/18—1/1/21 (b)	3,286,512
1,029,357	5.50%, 9/1/19—11/1/19 (b)	1,041,383
	30-Year Fixed Rate Single Family
	Mortgage-Backed Securities:
1,951,328	4.50%, 8/1/33—9/1/33	1,872,278
39,302,656	5.00%, 6/1/33—2/1/36	38,660,325
56,860,805	5.50%, 11/1/32—2/1/36 (b)	57,030,273
24,326,132	6.00%, 3/1/31—6/1/36	24,745,399
4,744,566	6.50%, 3/1/31—6/1/36	4,886,568

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2006 (Unaudited) (continued)

	Face		Market
	Amount	Mortgage-Backed Securities—101.9% (continued)	Value
Federal Home Loan		30-Year Fixed Rate Single Family
Mortgage Corporation—28.7%		Mortgage-Backed Securities: (continued)
(continued)	$500,343	7.00%, 1/1/31—4/1/31	$518,520
	431,831	7.50%, 12/1/29—2/1/30	453,485
		Total Federal Home Loan Mortgage Corporation
		Single Family Mortgage-Backed Securities	133,803,619
Government National		30-Year Fixed Rate Single Family
Mortgage Association		Mortgage-Backed Securities:
(GNMA) Pool—1.5%	2,937,577	5.50%, 1/15/36	2,957,457
	536,652	6.00%, 12/15/31	548,893
	87,189	6.50%, 4/15/32	90,351
		Multi Family Mortgage-Backed Securities:
	613,548	5.125%, 3/15/34	615,273
	701,668	5.75%, 9/15/23	714,258
	512,386	6.25%, 9/15/32	532,368
	1,423,185	8.25%, 12/15/32	1,483,624
		Total GNMA Pool Multi Family Mortgage-Backed Securities	6,942,224
Community Reinvestment	3,000,000	4.21%, 9/1/19	2,933,996
Revenue Notes—0.6%
		Total Community Reinvestment Revenue Notes	2,933,996
Small Business	606,959	5.55%, 4/25/28 (a)	607,589
Administration—5.4% (c)	2,472,565	5.55%, 3/25/29	2,475,375
	2,567,253	5.55%, 9/25/30	2,570,515
	882,119	5.60%, 3/25/28	884,585
	1,131,222	5.60%, 9/25/29	1,134,589
	1,687,050	5.60%, 11/25/29	1,692,102
	1,571,646	5.60%, 4/25/30	1,576,422
	3,043,467	5.60%, 2/25/31	3,052,968
	546,437	5.625%, 6/25/18 (a)	547,421
	283,112	5.65%, 10/25/10	282,116
	1,555,113	5.65%, 3/25/14	1,555,611
	1,393,196	6.125%, 4/15/31	1,397,376
	1,640,345	8.125%, 10/25/15	1,727,523
	2,823,280	8.375%, 10/25/15	2,992,227
	705,643	8.375%, 5/25/16	745,412
	1,415,761	8.58%, 12/25/15 (a)	1,509,402
	363,046	8.875%, 1/25/09	368,461
		Total Small Business Administration Securities	25,119,694
		Total Mortgage-Backed Securities	474,895,163

		Floating Rate Notes—2.1% (c)
	9,375,000	Massachusetts Housing Investment Corporation
		Term Loan, due 4/1/35, initial coupon 6.67% (d)	9,689,625
		Total Floating Rate Notes	9,689,625

		Municipal Bonds—0.5%
	640,000	Camarillo California Community Development,
		Community Tax Allocation Bonds (Housing Set-Aside),
		Series A-T, 5.26% due 9/1/16 (e)	647,738
	140,000	Guam Power Authority Revenue Bonds,
		Series A, 5.00% due 10/1/24	145,684
	415,000	Indiana Housing & Community Development
		Authority, S/F Mortgage Revenue Bonds,
		Series C-2, 5.27% due 7/1/10 (f)	418,685

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2006 (Unaudited) (concluded)

Face		Market
Amount	Municipal Bonds—0.5% (continued)	Value
$510,000	Utah Housing Corporation Single Family Mortgage
	Revenue Bonds, 3.36% due 7/1/14	$499,989
640,000	Utah Housing Corporation Single Family Mortgage
	Revenue Bonds, 3.48% due 7/1/14	628,595
	Total Municipal Bonds	2,340,691

	Short-Term Securities—0.1%
260,565	SSGA US Government	260,565
	Total Short-Term Securities	260,565
	Total Investments (Cost—$488,113,177*)—104.6%	487,186,044
	Liabilities in Excess of Other Assets—(4.6%)	(21,455,269)
	Net Assets—100.0%	$465,730,775

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost	$488,113,177
Gross unrealized appreciation	$3,783,464
Gross unrealized depreciation	(4,710,597)
Net unrealized depreciation	$(927,133)

(a)	All or a portion held as collateral in connection with open financial futures contracts.
(b)	All or a portion held as collateral in connection with open reverse repurchase agreements.
(c)	Floating rate note.
(d)	Restricted securities as to resale, representing approximately 2.1% of net assets, were as follows:

Issue	Acquisition Date	Cost	Value
Massachusetts Housing Investment Corporation,
due 4/1/35, initial coupon 6.67%	3/29/05	$9,375,000	$9,689,625

(e)	AMBAC Insured.
(f)	FNMA/GNMA Collateralized.
s
Pursuant to the financial futures contracts, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuation in values of the contract. Such receipts or payments, which are settled the following business day, are known as variation margin and are recorded by the Fund as unrealized gains or losses. Financial futures contracts sold as of November 30, 2006 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation
800	U.S. Five-Year Treasury Notes	March 2007	$84,638,203	$(286,797)
Total Unrealized Depreciation—Net				$(286,797)

Access Capital Strategies Community Investment Fund, Inc.
Portfolio Information as of November 30, 2006 (Unaudited)

Percent of
Asset Mix	Total Investments
Mortgage-Backed Securities—Federal National Mortgage Association	62.8%
Mortgage-Backed Securities—Federal Home Loan Mortgage Corporation	27.5
Mortgage-Backed Securities—Small Business Administration	5.1
Promissory Notes	2.0
Mortgage-Backed Securities—Government National Mortgage Association Pool	1.4
Mortgage-Backed Securities—Community Reinvestment Revenue Notes	0.6
Municipal Bonds	0.5
Short-Term Securities	0.1
Total	100.0

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Assets, Liabilities and Capital as of November 30, 2006 (Unaudited)

Assets:
Investments in unaffiliated securities, at value (identified cost—$488,113,177)		$487,186,044
Receivables:
Securities sold	$64,602,381
Interest	2,856,470
Principal paydowns	103,571	67,562,422
Prepaid expenses		26,781
Total assets		554,775,247

Liabilities:
Payables:
Reverse repurchase agreements (including interest of $152,481)	86,016,480
Dividends to shareholders	1,244,549
Securities purchased	1,170,406
Investment adviser	185,543
Variation margin	15,657
Other affiliates	2,206	88,634,841
Accrued expenses and other liabilities		409,631
Total liabilities		89,044,472

Net Assets:
Net Assets	$465,730,775

Capital:
Shares issued and outstanding, $.0000001 par value, 100,000,000 shares authorized		$5
Paid-in capital		479,409,373
Accumulated distributions in excess of investment income—net	$(1,310,503)
Accumulated realized capital losses—net	(11,154,170)
Unrealized depreciation—net	(1,213,930)
Total accumulated losses—net		(13,678,603)

Total capital—Equivalent to $9.60 per share based on 48,497,447
shares of capital stock outstanding		$465,730,775

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Operations for the Six Months Ended November 30, 2006 (Unaudited)

Investment Income:
Interest	$13,943,353
Other income	1,112
Total income	13,944,465

Expenses:
Interest expense	$1,449,602
Management fees	1,278,018
Professional fees	189,265
Accounting services	59,979
Directors’ fees and expenses	31,551
Pricing services	29,115
Custodian fees	26,123
Transfer agent fees	21,462
Printing and shareholder reports	8,736
Other	22,344
Total expenses before reimbursement	3,116,195
Reimbursement of expenses	5,616
Total expenses after reimbursement		3,121,811
Investment income—net		10,822,654

Realized & Unrealized Gain (Loss)—Net:
Realized loss on:
Investments—net	(380,694)
Short sales—net	(600,205)
Financial futures contracts—net	(1,157,361)	(2,138,260)
Change in unrealized appreciation/depreciation on:
Investments—net	17,243,188
Short sales—net	415,084
Financial futures contracts—net	(364,554)	17,293,718
Total realized and unrealized gain—net		15,155,458
Net Increase in Net Assets Resulting from Operations		$25,978,112

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	November 30,	Year Ended
	2006	May 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2006

Operations:
Investment income—net	$10,822,654	$20,040,810
Realized gain (loss)—net	(2,138,260)	1,391,607
Change in unrealized appreciation/depreciation—net	17,293,718	(24,337,978)

Net increase (decrease) in net assets resulting from operations	25,978,112	(2,905,561)

Dividends to Shareholders:
Dividends to shareholders from investment income—net	(10,822,654)	(20,040,810)

Capital Stock Transactions:
Net proceeds from sale of shares	—	92,720,000
Value of shares issued to shareholders in reinvestment of dividends	3,251,081	5,379,818

Total issued	3,251,081	98,099,818
Value of shares redeemed	(2,000,000)	(14,128,151)

Net increase in net assets derived from capital stock transactions	1,251,081	83,971,667

Net Assets:
Total increase in net assets	16,406,539	61,025,296
Beginning of period	449,324,236	388,298,940

End of period*	$465,730,775	$449,324,236

* Accumulated distributions in excess of investment income—net	$(1,310,503)	$(1,310,503)

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Cash Flows for the Six Months Ended November 30, 2006 (Unaudited)

Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$25,978,112
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in receivables	(166,347)
Decrease in prepaid expenses and other assets	11,441
Increase in other liabilities	297,962
Realized and unrealized gain—net	(15,155,458)
Realized and unrealized loss financial futures contracts	(1,521,915)
Amortization of premium and discount	25,421
Proceeds from sales and paydowns of long-term securities..	8,072,657
Other investment related transactions	(964,939)
Purchases of long-term securities	(74,013,113)
Cash used for operating activities	(57,436,179)

Cash Provided by Financing Activities:
Proceeds from issuance of Common Stock	2,465,000
Cash payments on Common Stock	(2,000,000)
Cash receipts from reverse repurchase agreements	92,505,514
Cash payments on reverse repurchase agreements	(68,221,150)
Dividends paid to shareholders	14,079,176
Cash provided by financing activities	56,490,140

Cash:
Net decrease in cash	(946,039)
Cash at beginning of period	946,039
Cash at end of period	$0

Cash Flow Information:
Cash paid for interest	$1,383,727

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$3,251,081

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Financial Highlights

	For the
The following per share data and ratios	Six Months
have been derived from information	Ended
provided in the financial statements.	November 30,
	2006		For the Year Ended May 31,
	(Unaudited)		2006	2005		2004	2003		2002††

Per Share Operating Performance:
Net asset value, beginning of period	$9.29		$9.82	$9.62		$10.21	$10.19		$9.97
Investment income—net	0.22	**	0.45 **	0.48	**	0.54 **	0.62	**	0.64
Realized and unrealized gain (loss)—net	0.31		(0.53)	0.20		(0.59)	0.12		0.22
Total from investment operations	0.53		(0.08)	0.68		(0.05)	0.74		0.86
Less dividends from investment income—net	(0.22)		(0.45)	(0.48)		(0.54)	(0.72)		(0.64)
Net asset value, end of period	$9.60		$9.29	$9.82		$9.62	$10.21		$10.19

Total Investment Return:***
Based on net asset value per share	5.99%	‡	(0.83%	)	7.14%	(0.56%	)	7.46%	8.88%

Ratios to Average Net Assets: †
Expenses, net of reimbursement
and excluding interest expense
and investment structuring fees	0.73%	*	0.74%	0.85%	0.87%	0.68%	0.64%
Expenses, excluding interest expense	0.73%	*	0.73%	0.74%	0.78%	0.75%	0.77%
Expenses	1.36%	*	1.32%	1.13%	1.04%	1.04%	1.06%
Investment income—net	4.73%	*	4.72%	4.87%	5.43%	6.08%	6.41%

Ratios to Average Net Assets, Plus Average Borrowings: †
Expenses, net of reimbursement
and excluding interest expense
and investment structuring fees	0.65%	*	0.65%	0.72%	0.71%	0.57%	0.58%
Expenses, excluding interest expense	0.65%	*	0.64%	0.63%	0.64%	0.64%	0.68%
Expenses	1.22%	*	1.16%	0.96%	0.85%	0.88%	0.94%
Investment income—net	4.23%	*	4.13%	4.13%	4.44%	5.14%	5.73%

Supplemental Data:
Net assets, end of period (in thousands)	$465,731	$449,324	$388,299	$346,567	$247,034	$184,884
Portfolio turnover	14%	21%	33%	46%	42%	20%

*	Annualized.
**	Based on average shares outstanding.
***	Total investment returns exclude the effect of sales charge.
†
Effective June 1, 2003, the 6 basis point (0.06%) and 2 basis point (0.02%) expense reimbursement caps described below were replaced with and superseded by a 25 basis point (0.25%) expense reimbursement cap. To the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) in a given fiscal year are less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund will repay the Fund’s investment manager (ÒAccessÓ) (and through the termination of the sub-management agreement with the Fund’s former sub-manager, MLIM, in September 2006, the Fund was to repay MLIM, as applicable) for operating expenses previously borne or reimbursed by Access (or MLIM, as applicable, during the referenced period), provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year. Prior to that time, the Fund’s operating expenses were being recorded by the Fund and the Fund was being reimbursed by Access and MLIM for operating expenses in excess of 6 basis points (0.06%). Prior to June 1, 2003, the expense reimbursement cap was 6 basis points (0.06%). During the fiscal year ended May 31, 2003, the Fund also continued to be charged 2 basis points (0.02%) of the Fund’s total assets, including assets purchased with borrowed funds, to reimburse Access for unreimbursed expenses relating to the Fund paid by Access prior to March 2001.

††	For the year ended May 31, 2002, per share operating performance figures have been adjusted to reflect a 10,000-for-1 stock split that occurred on July 9, 2001.
‡	Aggregate total investment return.

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited)

(1) Organization

Access Capital Strategies Community Investment Fund, Inc. (the “Fund”), a Maryland Corporation, is registered as a non-diversified, continuously offered, closed-end management investment company. Since its inception, the Fund elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and is now registered as a continuously offered, closed-end interval fund under the 1940 Act.

The Fund’s investment objective is to invest in geographically specific private placement debt securities located in portions of the United States designated by Fund investors. The Fund invests primarily in private placement debt securities specifically designed to support underlying community development activities targeted to low- and moderate-income individuals such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect amounts reported therein. Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Valuation of Securities—Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the bid quotations. If no such bid prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Directors of the Fund (the “Board”).

Promissory Notes are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Portfolio securities for which the principal market is not a securities exchange and the Fund can obtain a price from an independent pricing agent are valued by the Fund’s accounting service provider at a price obtained from the independent pricing agent and adjusted to reflect the Community Reinvestment Act premium indicated by the independent pricing agent. Portfolio securities for which the principal market is not a securities exchange and the Fund cannot obtain a price from an independent pricing agent, are valued at their respective fair market values by the Fund’s Pricing Committee, with the assistance of Voyageur Asset Management, Inc. (“Voyageur”), sub-manager of the Fund.

Financial futures contracts are valued at the last settled price. All other assets and securities including securities for which market quotations are not readily available are valued at their fair value as determined in good faith under the general supervision of the Board. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, the close of the market on which such securities trade) and the close of business on the New York Stock Exchange. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Board, or by the Fund’s investment manager, Access Capital Strategies LLC (“Access Capital”), or its sub-manager, Voyageur, using a pricing service and/or procedures approved by the Board.

(b) Repurchase Agreements—It is the policy of the Fund to require the custodian to take possession by having legally segregated in the Federal Reserve book entry system all securities held as collateral in support of the repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the manager or the sub-manager to be creditworthy pursuant to guidelines established by the Board. Risk may arise from potential inability of counterparties to honor the terms of the

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (continued)

repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Reverse Repurchase Agreements—To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are deemed by the Fund’s manager or sub-manager to be creditworthy pursuant to the guidelines established by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

(d) Derivatives—The Fund may use derivative instruments, including futures, forwards, options, indexed securities and inverse securities for hedging purposes only. During the period ended November 30, 2006, the Fund only used financial futures contracts. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. Losses may also arise due to changes in the value of the contract or if the counterparty does not perform under the contract. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective.

Financial Futures Contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Leverage—The Fund may borrow money from and issue debt securities to banks, insurance companies and other lenders to obtain additional funds to invest in private placement debt securities.

(f) Security Transactions and Investment Income—Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis. Premiums and discounts on mortgage-backed securities are amortized and accreted into interest income using the effective-yield method.

(g) Federal Income Taxes—No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

(h) Distributions to Shareholders—The Fund declares daily and distributes dividends monthly from net investment income. The Fund distributes dividends annually from net realized capital gains, if any, after offsetting capital loss carryforwards.

(i) Securities Sold Short—When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest declared or accrued during the period that the security is sold short.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (continued)

(j) New Accounting Policies—In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority to the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“Statement”). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

(3) Investments

Purchases and sales of investments (including paydowns), excluding short-term securities, for the period ended November 30, 2006 were $71,555,119 and $72,316,318, respectively.

(4) Investment Management Agreement and Other Transactions with Affiliates

Access Capital serves as the Fund’s Investment Manager. Access Capital is a registered investment adviser under the Investment Advisers Act of 1940.

For the period ended November 30, 2006, Access was paid an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowings.

From June 1, 2006 through October 1, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), was the sub-manager for the Fund. MLIM had assumed certain investment and administrative duties of Access Capital and for such services MLIM received from Access Capital an annual rate of 25 basis points (0.25%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. For the period ended November 30, 2006, 12.2% of the Fund’s outstanding shares are owned by Merrill Lynch Community Development Corp., an affiliate of MLIM. For the period October 2, 2006 through November 30, 2006, Access entered into a sub-management agreement (the “Sub-Management Agreement”) with Voyageur to assume certain investment duties as sub-manager. Under the Sub-Management Agreement, Voyageur receives from the manager an annual sub-management fee of 15 basis points (0.15%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

From June 1, 2006 through October 1, 2006, Access Capital and MLIM had agreed to reimburse the Fund so that the annual operating expenses (excluding management fees and interest expense) will not exceed 25 basis points (0.25%) (the “Expense Cap”) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowing. To the extent that the Fund’s operating expenses in a given fiscal year are less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund will repay Access Capital and MLIM for operating expenses previously borne or reimbursed by Access Capital and MLIM (provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year). Since October 2,

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (concluded)

2006, Access Capital has agreed to reimburse the Fund in the same manner as previously noted.

For certain issues purchased by the Fund, the issuer may pay a 100 basis point (1%) structuring fee to the Fund. In the event that the Fund receives a structuring fee from an issuer, Access charges the Fund an investment structuring fee equal to 100 basis points (1%). No structuring fees were received or paid in the period ended November 30, 2006.

For the period ended November 30, 2006, the Fund reimbursed MLIM $894 for certain accounting services.

Effective July 29, 2006, UMB Fund Services is the transfer agent for the Fund. Prior to July 29, 2006, Merrill Lynch Alternative Investments LLC, an affiliate of MLIM, was the transfer agent.

As of November 30, 2006, the Fannie Mae American Communities Fund, an unincorporated division or brand name used by Federal National Mortgage Association (“Fannie Mae”), held a 32% equity interest in Access Capital. Because Fannie Mae has an equity interest in Access Capital and Access Capital is an affiliated person of the Fund, Fannie Mae is an affiliated person of an affiliated person of the Fund, and Fannie Mae would be prohibited by Section 17(a) of the 1940 Act from effecting transactions as a principal with the Fund. However, counsel to Fannie Mae and counsel to the Fund have taken the position that Section 2(b) of the 1940 Act excludes Fannie Mae from all of the provisions of the 1940 Act. As of November 30, 2006, the Fund held $306,095,630 in Fannie Mae mortgage-backed securities representing 65.7% of the Fund’s net assets.

(5) Capital Share Transactions

The Fund’s Board has authorized 1,000,000,000 shares and the Fund has registered 100,000,000 shares of $.0000001 par value Common Stock. Shares issued and outstanding for the period ended November 30, 2006 increased by 133,460; 343,987 as a result of dividend reinvestment. For the period ended November 30, 2006, 210,526 shares were redeemed. During the year ended May 31, 2006, shares issued and outstanding increased by 8,811,609; 9,731,141 as a result of shares sold and 564,913 as a result of dividend reinvestment. 1,484,445 shares were redeemed.

As described in the Fund’s Prospectus, shareholders of the Fund may be offered the opportunity to participate in a quarterly repurchase program. In every quarter since inception, June 25, 1998, the Fund has offered shareholders the opportunity to participate in this program. Four times each year shareholders received a letter asking if they wish to redeem some or all of their Fund shares. Investors redeeming their shares will receive the then current net asset value per share and have transferred to their account the net proceeds from liquidation of their shares of the Fund. For the period ended November 30, 2006, one shareholder opted to redeem a total of 210,526 Fund shares for total proceeds of $2,000,000. During the fiscal year ended May 31, 2006, four shareholders opted to redeem a total of 1,484,445 Fund shares for total proceeds of $14,128,151. Furthermore, as described in the Prospectus, certain institutional investors (“accredited investors”) may periodically purchase shares of the Fund at its current net asset value per share. During the period ended November 30, 2006, 39 accredited investors reinvested dividends of 343,987 shares for total proceeds of $3,251,081. During the fiscal year ended May 31, 2006, 56 accredited investors purchased and reinvested dividends of 10,296,054 shares for total proceeds of $98,099,818.

(6) Reverse Repurchase Agreements

For the period ended November 30, 2006, the average amount borrowed was approximately $53,559,000 and the daily weighted average interest rate was 5.32%.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (concluded)

(7) Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended, May 31, 2006 and May 31, 2005 was as follows:

	5/31/2006	5/31/2005
Distributions from:
Ordinary income	$20,040,810	$18,064,128
Total taxable distributions	$20,040,810	$18,064,128

As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:

Accumulated distributions in
excess of investment income—net	$(1,310,503)
Undistributed long-term
capital gains—net	—
Total undistributed losses—net	(1,310,503)
Capital loss carryforward	(8,644,698)*
Post-October losses—net	(226,439)
Unrealized losses—net	(18,652,421)**
Total accumulated losses—net	$(28,834,061)

*
On May 31, 2006, the Fund had a net capital loss carryforward of $8,644,698, of which $16,310 expires in 2007, $137,249 expires in 2008, $644,962 expires in 2009, $310,646 expires in 2010, $1,093,937 expires in 2011, $2,026,076 expires in 2012, $3,756,334 expires in 2013 and $659,184 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

**
The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(8) Subsequent Event

On December 29, 2006, the Fund’s registration statement for its shares was declared effective by the SEC.

Access Capital Strategies Community Investment Fund, Inc.
Matters Submitted to Vote of Shareholders

During the six month period ended November 30, 2006, Access Capital Strategies Community Investment Fund, Inc.’s shareholders voted on the following proposals. The proposals were approved at a special shareholders’ meeting on September 19, 2006. The total number of shares of stock of the Fund entitled to vote at the meeting was 48,479,738.559 and the number of shares of stock of the Fund represented in person or by proxies received with respect to the meeting and not revoked at or prior to the meeting was 37,205,096.359. A description of the proposals and number of shares voted are as follows:

	Shares	Shares	Shares
	Voted For	Voted Against	Abstaining
	37,024,969.265	51,706.308	128,420.786
Proposal 1.	Approval of proposed Sub-Management Agreement between Access Capital Strategies LLC and Voyageur Asset Management, Inc. with respect to the Fund.
	Shares	Shares	Shares
	Voted For	Voted Against	Abstaining
	37,024,969.265	51,706.308	128,420.786
Proposal 2.	Approval of proposed amendments to the Fund’s Articles of Incorporation as advised by the Board of Directors.

	Shares	Shares	Shares
	Voted For	Voted Against	Abstaining
	33,719,380.700	2,079,930.179	1,405,785.480
Proposal 3.	Transaction of such other business as may properly come before the Meeting.

Availability of Quarterly Schedule of Investments

Starting in the fiscal quarter ended February 28, 2007, the Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement

The Investment Company Act of 1940 (“1940 Act”) requires that the Investment Advisory and Subadvisory Agreements of the Fund be approved annually by the Fund’s Board of Directors (the “Board”) of the Access Capital Strategies Community Investment Fund, Inc. (“Fund”), including a majority of the Board who are not interested persons of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Directors”) voting separately. The Fund’s Investment Advisory Agreement with Access Capital Strategies LLC (“Access Capital”) was reviewed and the continuation of the Investment Advisory Agreement was approved by the Board at an in-person meeting held on March 28, 2006.

At an in-person meeting held on July 31, 2006, the Fund’s Board considered and unanimously approved on behalf of the Fund the Sub-Management Agreement between Access Capital and Voyageur Asset Management, Inc. (“Voyageur”) (“Sub-Management Agreement”). At a meeting of shareholders held on September 19, 2006, the shareholders voted and approved the Sub-Management Agreement.

Voyageur, a registered investment adviser, has been the sub-manager for the Fund since October 2, 2006. Its principal place of business is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402-1240. Voyageur is a wholly owned subsidiary of RBC Dain Rauscher Corp. RBC Dain Rauscher Corp. is a wholly owned subsidiary of RBC USA Holdco Corp., whose parent is RBC Holdings (USA), Inc., whose ultimate parent is Royal Bank of Canada. RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the SEC as an investment adviser since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. As of March 31, 2006, Voyageur had approximately $27.3 billion in assets under management.

BOARD EVALUATION OF SUB-MANAGEMENT AGREEMENT

At the July 31, 2006 Board meeting, which had been called for the purpose of considering potential candidates to serve as the Fund’s new sub-manager, the Board, including the Independent Directors, requested and received materials and presentations relating to performance of and the services rendered by a number of candidates. In their deliberations, the Independent Directors had the opportunity to meet privately in executive session without representatives of Access Capital or Voyageur present. In evaluating the Sub-Management Agreement, the Board reviewed materials furnished by Access Capital and Voyageur, as well as other candidates, including information about their respective affiliates, personnel, and operations. The Board also relied upon its knowledge of Access Capital resulting from quarterly meetings, periodic telephonic meetings and other communications throughout the year. In addition, the Board received a presentation and reviewed material from an independent party that evaluated and conducted due diligence on Voyageur and other candidates. In considering the approval of the Sub-Management Agreement, the Board, including the Independent Directors, evaluated a number of factors relevant to their determination. The Board did not identify any single factor as all-important or controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor. Among the factors considered by the Board in approving the Sub-Management Agreement were the following:

Nature, Extent, and Quality of Services

The Board considered the nature, scope and extent of the services proposed by Voyageur and other potential candidates and compared them to the services currently provided by the previous sub-management agreement. The Board noted in particular Voyageur’s strong reputation as a mid-sized institutional asset manager that provides fixed income investment advisory services to public funds and other institutional clients. The Board also evaluated the financial and other resources that Voyageur and other candidates offered, including the experience and skills of Voyageur’s management, investment, legal, compliance, and administrative personnel with the asset class

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement (continued)

represented by the Fund and its portfolio holdings. The Board noted that familiarity and expertise of Voyageur’s portfolio management personnel with the goals and strategies of Access Capital, as well as their extensive experience with the economic development securities bought and sold by the Fund. The Board also considered the resources made available to Voyageur’s personnel and the firm’s organizational depth and stability, which suggested that Voyageur would be able to quickly integrate its activities with those of Access Capital to provide portfolio management and other services to the Fund upon the termination of the Fund’s previous sub-management agreement. The Board noted that the previous sub-manager provided a bundle of services in addition to the portfolio management services that Voyageur would be hired to provide. The Board discussed with Access Capital the establishment of agreements with other service providers to obtain other services heretofore provided by the previous sub-manager. The Board noted that the fee to be paid to Voyageur by Access Capital is lower than that paid to the previous sub-manager (15 basis points instead of 25 basis points). The Board discussed how the unbundling of services may bring additional managerial requirements for Access Capital, but also the potential for a higher quality of services and responsiveness for the Fund’s Shareholders.

Based on their review of the materials provided and the assurances received from Access Capital and the representatives from Voyageur, the Board determined that the nature and quality of services to be provided to the Fund under the Sub-Management Agreement was expected to be of high quality compared to that provided under the Fund’s previous sub-management agreement, and that they were satisfied with assurances from Access Capital and Voyageur of their commitment to building a strong relationship to serve the Fund.

Costs of Services Provided and Profitability

The Board noted that under the Sub-Management Agreement, Access Capital will continue to have full responsibility for providing investment advisory services to the Fund and will compensate Voyageur at its sole expense. The Sub-Management Agreement will entail no increase in the fees charged to the Fund or its Shareholders. The Board discussed that the overall fee charged by Voyageur to Access Capital is to be 15 basis points as compared to 25 basis points charged by the previous sub-management agreement. The Board was satisfied that the fee charged by the previous sub-management agreement represented a bundle of additional services, such as transfer agency, fund administration, compliance services, that Access Capital will now obtain on behalf of the Fund from other providers. Although total fees paid by Access Capital for Voyageur’s services will be less than the fees paid by Access Capital to the previous sub-manager under the Fund’s previous sub-management agreement, the Fund will pay new fees to a fund administrator for performing certain services. The Fund may also hire a service provider to perform certain compliance functions. Management expects that the overall costs imposed on Shareholders will not increase as a result of the unbundling of services. Among other considerations, the administrator will perform many of the regulatory and administrative tasks previously completed by Fund counsel, thereby reducing Fund counsel’s fees, which are also borne by the Fund.

The Board also considered Access Capital’s profitability in managing the Fund as presented by Access Capital. The Board acknowledged that a reasonable level of profitability was important to provide suitable incentives, particularly to invest in infrastructure and other resources to support and enhance the Fund’s operations, and noted that, in the previous March 28, 2006 advisory agreement review, Access Capital reported a negative net income for its most recent reporting period, attributable to, among other things, its investments in staffing and infrastructure improvements.

Fees and Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Board concluded that the existing fee structures reflected present economies of scale. The Board intends to monitor the Fund’s asset growth in connection with future determinations as to advisory and sub-advisory agreement approvals to determine whether any economies of scale achieved may require reevaluation of the Fund’s advisory fees. The Board noted that Voyageur’s reputation may afford the Fund with broadened opportunities to penetrate new geographies and potential investor sectors.

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement (concluded)

Executive Session

In an executive session, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Sub-Management Agreement including, but not limited to, the expenses incurred in performance of services under the Sub-Management Agreement; the compensation to be received by Access Capital and Voyageur; the profitability of Access Capital; the fees charged by the adviser of the Fund’s nearest peer; the past performance of Access Capital; the range and quality of services provided by Access Capital and proposed by Voyageur.

The Independent Directors expressed that they were satisfied with the information provided at the July 31, 2006 meeting, and that they had received sufficient information to consider and approve the Sub-Management Agreement with Voyageur. The foregoing factors were among those weighed by the Board in determining that they had a reasonable basis to approve the terms and conditions of the Sub-Management Agreement as fair and reasonable.

(This Page Intentionally Left Blank.)

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

www.CommunityInvestmentFund.com

Investment Adviser
Access Capital Strategies LLC

Investment Sub-Adviser
Voyageur Asset Management, Inc.

Legal Counsel
WilmerHale

Distributor
UMB Distribution Services, LLC

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian and Fund Accountant
State Street Corporation

Independent Registered Public Accounting Firm
Deloitte & Touche

Access Capital Strategies LLC
419 Boylston Street, Suite 501
Boston, MA 02116
617.236.7274

Shares of the Access Capital Strategies Community Investment Fund, Inc. are
distributed by an independent third party, UMB Distribution Services, LLC.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6. Schedule of Investments

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies -- as of November 30, 2006.

(a)(1) New portfolio managers for the Fund are John Huber, Steven Eldredge, Raye Kanzenbach and Brian Svendahl of Voyageur Asset Management Inc (“Voyageur”), replacing Frank Viola and Teresa Giacino of Merrill Lynch Investment Managers, L.P.. With David Sand of Access Capital Strategies LLC they are responsible for the day-to-day management of the Fund's portfolio. Mr. Huber has been a portfolio manager at Voyageur since 2004, is Senior Managing Director and Chief Investment Officer of Fixed Income Securities. Prior to joining Voyageur Mr. Huber was a principal and senior portfolio manager of Galliard Capital Management. He has been a portfolio manager of the Fund since 2006. Mr. Eldredge has been a portfolio manager at Voyageur since 1995 and is a Senior Portfolio Manager. He has been a portfolio manager of the Fund since 2006. Mr. Kanzenbach has been a portfolio manager at Voyageur since 1983 and is a Senior Portfolio Manager. He has been a portfolio manager of the fund since 2006. Mr. Svendahl has been a portfolio manager at Voyageur since 2005 and is a Senior Portfolio Manager. Prior to joining Voyageur Mr. Svendahl was senior vice presiden and reisk manager of Wells Fargo Brokerage Services. He has been a portfolio manager of the fund since 2006.

(a)(2) As of November 30, 2006:

				(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed			Assets for Which Advisory Fee
	is and Assets by Account Type			Performance-Based

				Other	Other
(i) Name of	Other Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment		Investment	Investment
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Other Accounts

John Huber	13	10	260	0	0	0
	$13,804,307,929	$2,453,600,424	$20,859,264,594	$0	$0	0

Steven Eldredge	13	10	260	0	0	0
	$13,804,307,929	$2,453,600,424	$20,859,264,594	$0	$0	0

Raye Kanzenbach	13	10	260	0	0	0
	$13,804,307,929	$2,453,600,424	$20,859,264,594	$0	$0	0

Brian Svendahl	13	10	260	0	0	0
	$13,804,307,929	$2,453,600,424	$20,859,264,594	$0	$0	0

(iv) Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

The Sub-Manager's services to the Fund are not exclusive. Voyageur is not prohibited under the Management Agreement or the Sub-Management Agreement from establishing additional investment entities that will engage in similar transactions as the Fund.

To the extent that portfolios of other funds advised by the Sub-Manager desire to invest in opportunities available to the Fund, such opportunities will be allocated among the Fund and such other funds in a manner deemed fair and equitable considering all of the circumstances in accordance with procedures approved by the Board (including a majority of the non-interested directors). The participation by such other funds in the community investment market could make it more difficult for the Fund to acquire such private placement debt securities on attractive terms.

(a)(3) As of November 30, 2006:

Portfolio Manager Compensation

Compensation Program

Compensation for Voyageur Asset Management (“Voyageur”) Portfolio Managers includes a fixed salary and a year-end bonus plan based upon Voyageur’s annual operating results.  Such bonus is not based upon the net asset value of the Registrant’s Debt Portfolio nor do Voyageur Portfolio Managers receive any compensation directly from the Registrant.  Voyageur Portfolio Managers also participate in Voyageur’s retirement plan, its long-term incentive plan, and other benefits which are also available to other officers of Voyageur.

(a)(4) Beneficial Ownership of Securities. As of November 30, 2006, Mr. Huber does not beneficially own any shares issued by the Fund. As of November 30, 2006, Mr. Eldredge does not beneficially own any shares issued by the Fund. As of November 30, 2006, Mr. Kanzenbach does not beneficially own any shares issued by the Fund. As of November 30, 2006, Mr. Svendahl does not beneficially own any shares issued by the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Par of Publicly Announced Plans Program	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Jun. 1 - 30, 2006	0	0	0	0
Jul. 1 - 31, 2006	0	0	0	0
Aug. 1 - 31, 2006	0	0	0	0
Sep. 1 - 31, 2006	0	0	0	0
Oct. 1- 31, 2006	0	0	0	0
Nov. 1- 30, 2006	210,526.32	$9.50	0	0

Total	210,526.32	$9.50	0	0

*
On July 10, 2006 and October 10, 2006, the Fund offered to repurchase up to 27% of the Fund’s total outstanding shaores or 13,075,003.86 and 13,121,302.64 shares, respectively pursuant to its periodic repurchase plans. The Fund's plans expired on August 1, 2006 and November 3, 2006, respectively. None of the repurchase plans were terminated prior to expiration.

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable.

Item 11. Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on an evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
270.30a-3(d)) that occurred during the first fiscal half-year of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

12(a)(1) - Code of Ethics - See Item 2.

12(a)(2) - Certifications - Attached hereto.

12(a)(3) - Not Applicable.

12(b) - Certifications - Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Access Capital Strategies Community Investment Fund, Inc.

By:  /s/ David F. Sand
David F. Sand
Chief Executive Officer and Principal Financial Officer of
Access Capital Strategies Community Investment Fund, Inc.

Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ David F. Sand
David F. Sand
Chief Executive Officer and Principal Financial Officer of
Access Capital Strategies Community Investment Fund, Inc.

Date: February 8, 2007